UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 19, 2010

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 610 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 19, 2010, Vantage Drilling Company (“Vantage”) issued a press release announcing that it had commenced an underwritten public offering of ordinary shares at an aggregate offering price of approximately $50.0 million. The press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In addition, on July 19, 2010, Vantage issued a press release announcing that it intends to commence an offering of $960.0 million principal amount of its senior secured first lien notes due 2015 (the “Notes”). A copy of the press release is filed as Exhibit 99.2 to this Report and is incorporated herein by reference. The Notes are being offered only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside of the United States in compliance with Regulation S under the Securities Act. The Notes will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

In connection with the offering of the Notes, Vantage disclosed certain information to prospective investors in a preliminary offering memorandum dated July 19, 2010. Information from the offering memorandum relating to Summary Historical Consolidated Financial and Operating Data, Risk Factors, Capitalization, Selected Historical Financial Data, Business and Management’s Discussion and Analysis of Financial Condition and Results of Operations and Certain Relationships and Related Party Transactions is filed as Exhibits 99.3, 99.4, 99.5, 99.6, 99.7, 99.8 and 99.9, respectively, to this Report. Because not all of the information contained in the preliminary offering memorandum is included in this Report, certain cross references and defined terms may not appear in such Exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1 — Press Release of Vantage Drilling Company issued on July 19, 2010.*

Exhibit 99.2— Press Release of Vantage Drilling Company issued on July 19, 2010.*

Exhibit 99.3 — Information contained under the caption “Summary Historical Consolidated Financial and Operating Data” in the preliminary offering memorandum.*

Exhibit 99.4 — Information contained under the caption “Risk Factors” in the preliminary offering memorandum.*

Exhibit 99.5 — Information contained under the caption “Capitalization” in the preliminary offering memorandum.*

Exhibit 99.6 — Information contained under the caption “Selected Historical Consolidated Financial Data” in the preliminary offering memorandum.*

Exhibit 99.7 — Information contained under the caption “Business” in the preliminary offering memorandum.*

Exhibit 99.8 — Information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the preliminary offering memorandum.*

Exhibit 99.9 — Information contained under the caption “Certain Relationships and Related Party Transactions” in the preliminary offering memorandum.*

*	Filed herewith.

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2010

VANTAGE DRILLING COMPANY

/s/ Douglas Smith
Douglas Smith Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 — Press Release of Vantage Drilling Company issued on July 19, 2010.*

Exhibit 99.2 — Press Release of Vantage Drilling Company issued on July 19, 2010.*

Exhibit 99.3 — Information contained under the caption “Summary Historical Consolidated Financial and Operating Data” in the preliminary offering memorandum.*

Exhibit 99.4 — Information contained under the caption “Risk Factors” in the preliminary offering memorandum.*

Exhibit 99.5 — Information contained under the caption “Capitalization” in the preliminary offering memorandum.*

Exhibit 99.6 — Information contained under the caption “Selected Historical Consolidated Financial Data” in the preliminary offering memorandum.*

Exhibit 99.7 — Information contained under the caption “Business” in the preliminary offering memorandum.*

Exhibit 99.8 — Information contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the preliminary offering memorandum.*

Exhibit 99.9 — Information contained under the caption “Certain Relationships and Related Party Transactions” in the preliminary offering memorandum.*

*	Filed herewith.